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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 22, 2013

CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50067 (Commission File Number)	16-1616605 (I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS (Address of Principal Executive Offices)	75201 (Zip Code)

Registrant's telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On October 21, 2013, Crosstex Energy, L.P. (the "Partnership") filed a current report on Form 8-K announcing its entry into an agreement with Devon Energy Corporation ("Devon") pursuant to which Devon would contribute (the "Contribution") to the Partnership 50% of the outstanding equity interests in Devon Midstream Holdings, L.P. ("Midstream Holdings") and all of the outstanding equity interests in Devon Midstream Holdings GP, L.L.C., the general partner of Midstream Holdings, in exchange for the issuance by the Partnership of 120,542,441 units representing a new class of limited partnership interests in the Partnership.

        In connection with the contribution agreement, Crosstex Energy, Inc. ("Crosstex") also entered into an Agreement and Plan of Merger with Devon and certain of its wholly-owned subsidiaries, pursuant to which Crosstex will become a wholly-owned subsidiary of New Public Rangers, L.L.C. ("New Public Rangers"), a newly formed holding company (together with the Contribution, the "business combination"). Following the consummation of the business combination, (i) New Public Rangers will own the remaining 50% limited partner interest in Midstream Holdings, (ii) Devon will own the managing member of New Public Rangers, and (iii) New Public Rangers will indirectly own, through Crosstex, 100% of Crosstex Energy GP, LLC, the general partner of the Partnership. The business combination is expected to close in the first quarter of 2014.

        The Partnership is filing this Form 8-K to provide business information and information about the risks relating to Midstream Holdings' business, certain historical financial statements of Devon Midstream Holdings, L.P. Predecessor, management's discussion and analysis of financial condition and results of operations of the foregoing financial statements and pro forma financial statements of the Partnership giving effect to the business combination.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits

EXHIBIT NUMBER		DESCRIPTION
23.1	—	Consent of KPMG LLP.
99.1	—	Business Information Regarding Devon Midstream Holdings, L.P.
99.2	—	Risks Related to Devon Midstream Holdings, L.P.
99.3	—	Management's discussion and analysis of financial condition and results of operations of Devon Midstream Holdings, L.P. Predecessor.
99.4	—	Devon Midstream Holdings, L.P. Predecessor Audited Financial Statements for the Years Ended December 31, 2010, 2011 and 2012.
99.5	—	Devon Midstream Holdings, L.P. Predecessor Unaudited Financial Statements for the Quarterly Periods Ended September 30, 2012 and 2013.
99.6	—	Unaudited Pro Forma Financial Statements of Crosstex Energy, L.P.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.
	By:	Crosstex Energy GP, LLC, its General Partner
Date: November 22, 2013	By:	/s/ MICHAEL J. GARBERDING Michael J. Garberding Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
23.1	—	Consent of KPMG LLP.
99.1	—	Business Information Regarding Devon Midstream Holdings, L.P.
99.2	—	Risks Related to Devon Midstream Holdings, L.P.
99.3	—	Management's discussion and analysis of financial condition and results of operations of Devon Midstream Holdings, L.P. Predecessor.
99.4	—	Devon Midstream Holdings, L.P. Predecessor Audited Financial Statements for the Years Ended December 31, 2010, 2011 and 2012.
99.5	—	Devon Midstream Holdings, L.P. Predecessor Unaudited Financial Statements for the Quarterly Periods Ended September 30, 2012 and 2013.
99.6	—	Unaudited Pro Forma Financial Statements of Crosstex Energy, L.P.

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.